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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 21, 1999 included in or incorporated by reference in Digital Microwave Corporation's Form 10-K for the year ended March 31, 1999.

                                            /s/ ARTHUR ANDERSEN LLP

San Jose, California
August 11, 1999